Exhibit 21.1

List of Subsidiaries of Spirit Realty Capital, Inc.

Name of Subsidiary	State of Incorporation or Formation
Spirit Realty, L.P.	Delaware

Spirit General OP Holdings, LLC	Delaware

Retail Endeavors Group VII, Ltd.	Texas

Spirit Limited Holdings, LLC	Delaware

Spirit Management Company II	Maryland

Spirit Master Funding II, LLC	Delaware

Spirit Master Funding III, LLC	Delaware

Spirit Master Funding IV, LLC	Delaware

Spirit Master Funding, LLC	Delaware

Spirit Pocono Corporation	Pennsylvania

Spirit Property Holdings, LLC	Delaware

Spirit SK Acquisition, LLC	Delaware

Spirit SPE Canton, LLC	Delaware

Spirit SPE Columbia, LLC	Delaware

Spirit SPE Covina, LLC	Delaware

Spirit SPE General Holdings II, LLC	Delaware

Spirit SPE General Holdings, LLC	Delaware

Spirit SPE Johnston, LLC	Delaware

Spirit SPE Manager, LLC	Delaware

Spirit SPE Missoula, LLC	Delaware

Spirit SPE Portfolio 2005-1, LLC	Delaware

Spirit SPE Portfolio 2005-2, LLC	Delaware

Spirit SPE Portfolio 2005-3, LLC	Delaware

Spirit SPE Portfolio 2005-4, LP	Delaware

Spirit SPE Portfolio 2005-5, LLC	Delaware

Spirit SPE Portfolio 2005-6, LLC	Delaware

Spirit SPE Portfolio 2006-1, LLC	Delaware

Spirit SPE Portfolio 2006-2, LLC	Delaware

Spirit SPE Portfolio 2006-3, LLC	Delaware

Spirit SPE Portfolio 2006-4, LLC	Delaware

Spirit SPE Portfolio 2007-1, LLC	Delaware

Spirit SPE Portfolio 2007-2, LLC	Delaware

Spirit SPE Portfolio 2007-3, LLC	Delaware

Spirit SPE Portfolio 2007-4, LLC	Delaware

Name of Subsidiary	State of Incorporation or Formation
Spirit SPE Portfolio 2007-5, LLC	Delaware

Spirit SPE Portfolio 2011-1, LLC	Delaware

Spirit SPE Portfolio 2012-1, LLC	Delaware

Spirit SPE Portfolio 2012-2, LLC	Delaware

Spirit SPE Portfolio 2012-3, LLC	Delaware

Spirit SPE Portfolio 2012-4, LLC	Delaware

Spirit SPE Portfolio 2012-5, LLC	Delaware

Spirit SPE Property Holdings II, LLC	Delaware

Spirit SPE Raleigh, LLC	Delaware

Spirit SPE SK Acquisition, LLC	Delaware

Spirit SPE US Amarillo 522, LP	Delaware

Spirit SPE US Amarillo 526, LP	Delaware

Spirit SPE US Amarillo 527, LP	Delaware

Spirit SPE US Amarillo 533, LP	Delaware

Spirit SPE US Burkburnett, LP	Delaware

Spirit SPE US Childress, LP	Delaware

Spirit SPE US Levelland, LP	Delaware

Spirit SPE US Lubbock, LP	Delaware

Spirit SPE US Perryton, LP	Delaware

Spirit SPE US Plainview, LLC	Delaware

Spirit SPE US Snyder, LLP	Delaware

Spirit SPE US Vernon, LP	Delaware

Spirit SPE US Wichita Falls, LP	Delaware

Spirit SPE Warehouse Funding, LLC	Delaware

Spirit SPE Worchester, LLC	Delaware